UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EQUITY RESIDENTIAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Your Vote Counts! EQUITY RESIDENTIAL 2021 Annual Meeting Vote by June 16, 2021 11:59 PM ET EQUITY RESIDENTIAL TWO NORTH RIVERSIDE PLAZA CHICAGO, ILLINOIS 60606 D49672-P51874 This is an Important Notice Regarding the Availability of Proxy Material for the Shareholder Meeting To Be Held on June 17, 2021. You invested in EQUITY RESIDENTIAL and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Get informed before you vote View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com  Control # Vote Virtually at the Meeting* June 17, 2021 8:00 AM Central Time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/EQR2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com  Board Recommends  Voting Items  1. Election of Trustees  Nominees:  For  01) Angela M. Aman  02) Raymond Bennett  03) Linda Walker Bynoe 04) Connie K. Duckworth  05) Mary Kay Haben  06) Tahsinul Zia Huque  07) John E. Neal  08) David J. Neithercut  09) Mark J. Parrell  10) Mark S. Shapiro  11) Stephen E. Sterrett  12) Samuel Zell  2. Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for 2021.  For 3. Approval of Executive Compensation.  For  NOTE: In their discretion, the persons appointed as proxies are authorized to vote upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  D49673-P51874 THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. You are encouraged to access and review the complete proxy materials, which contain important information and are available online or by mail, before voting. Please follow the instructions on the reverse side to vote on these important matters.